IMPAIRMENT	12 Months Ended
Dec. 31, 2023
IMPAIRMENT:
IMPAIRMENT

32.   IMPAIRMENT

Impairment Testing

In accordance with the Company’s accounting policies each cash-generating unit (CGU) is assessed for indicators of impairment from both internal and external sources at the end of each reporting period. If such indicators of impairment exist for any CGU, those CGUs are tested for impairment. Based on this assessment, the Company determined that the San Jose and Lindero CGUs had indicators of impairment.

The recoverable amounts of the CGUs are determined based on the discounted cash flows expected to be derived from the Company’s mining properties, which is a Level 3 fair value estimate. Due to its short mine life, the recoverable amount of the San Jose mine was calculated based on its Value in Use (VIU). The recoverable amount of the Lindero CGU was calculated based on its Fair Value Less Cost of Disposal (FVLCD).

San Jose

During the fourth quarter of 2023, the life of mine plan for the San Jose mine was updated and indicated that the Mineral Reserves will be exhausted at the end of 2024, compared to mid-2025 as previously planned. The decrease in the life of mine was the result of significant cost increases over the last 12 months, which resulted from:

•Appreciation of the Mexican Peso.

•	Higher labour costs as a result of new labour reform mandates which either took effect on January 1, 2024, or are expected to take place in 2024.
•	Higher contractor costs for transportation, distribution, shotcrete, maintenance and mine services.
•	Higher costs for fuel, energy and materials related to inflation.

In addition to the reduction in Mineral Reserves in the Trinidad Zone, planned expansion areas such as the Victoria Zone failed to convert from Mineral Resources to Mineral Reserves as a result of the higher costs noted above.

As a result, the Company determined that the recoverable amount of the San Jose CGU was $10.0 million, and recorded an impairment charge of $90.6 million to reduce the carrying amount of the CGU to its recoverable amount.

Lindero

As of December 31, 2023, the Company determined that there were indicators of impairment at the Lindero mine due to an increase in capital costs for the heap leach expansion project and an increase in operating costs as a result of macro-economic factors, in particular the pace of inflation relative to the devaluation of the Argentine Peso. As a result, management estimated the recoverable amount of the Lindero mine as at December 31, 2023, determined on a fair value less cost of disposal basis, and concluded that no impairment charge was required. However, adverse changes in any of the assumptions used to determine the recoverable amount in future periods may result in an impairment.

Key Assumptions

The projected cash flows used in impairment testing are significantly affected by changes in the assumptions of metal prices, estimated quantities of mineral reserves and mineral resources that form the basis for the life of mine plans, production cost estimates, capital requirements, and discount rates. The Company’s impairment testing incorporated the following key assumptions.

Weighted Average Cost of Capital

Projected cash flows were discounted using an after-tax discount rate that reflects the weighted average cost of capital for each CGU when considering estimates for risk free interest rates, market value of the Company’s equity, market return on equity, share volatility, debt-to-equity financing ratio and a country risk premium. Discount rates used in each impairment assessment were as follows:

Cash Generating Unit	Discount Rate
Lindero, after-tax	7.7%
San Jose, after-tax	6.6%
San Jose, pre-tax	6.9%

Pricing Assumptions

Metal pricing including in the cash flow projects beyond five years is based on historical volatility and consensus analyst pricing. The metal price assumptions used in the Company’s impairment assessments were as follows:

Metal	2024	2025	2026	2027	Long Term
Gold (Per Once)	$2,000	$2,000	$1,925	$1,875	$1,800
Silver (Per Ounce)	$24.50	$24.50	$24.00	$23.25	$23.00

Production and Costs

The Company’s estimates of future cash costs of production and capital expenditures are based on the life of mine (LOM) plan for each cash generating unit. The LOM plans for each CGU are based on detailed research and analysis and consider the optimal level of capital investment, overall production levels and mine sequence, commodity prices, export and corporate taxes, historical performance, and other factors to maximize the value of the CGU. Adverse changes in any of the assumptions made in future periods may result in an impairment.

Projected future revenues reflect the forecasted production at each CGU as detailed in their LOM plans. The LOM may include mineralized material that does not qualify for inclusion as a mineral reserve or a mineral resource. This is consistent with the methodology used to measure value beyond proven and probable reserves when allocating the purchase price of a business combination to acquired mining assets. The Company’s estimate of recoverable amount for accounting purposes is not a “preliminary assessment”, as defined in Canadian Securities Administrators’ National Instrument 43- 101 “Standards of Disclosure for Mineral Projects”.